SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 19, 2001


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




       DELAWARE                      1-14076                   22-3270045
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)         Identification Number)



          3512 VETERANS MEMORIAL HIGHWAY
                 BOHEMIA, NEW YORK                               11716
     (Address of principal executive offices)                  (Zip Code)



                                 (631) 981-5500
              (Registrant's telephone number, including area code)

Item 5.   Other Events
          ------------

          JP Morgan Chase Bank
          --------------------

          On November 20, 2001, we reached a definitive agreement with JPMorgan Chase Bank to extend the loan of approximately $1,214,000 from JPMorgan Chase Bank to our PWR Systems subsidiary, which had expired on October 29, 2001, through May 31, 2002. In that regard, PWR issued to JPMorgan Chase a new six-month note, bearing interest at prime plus one-half percent, with payments as follows: (a) no principal payments through February 28, 2002, except that we will pay $125,000 out of the proceeds of our anticipated private placement and an additional $25,000 out of each $1 million in additional net proceeds above $1 million that we raise in our anticipated private placement, (b) interest payments on the fifteenth of each month commencing December 15, 2001, (c) $40,000 principal payments on March 1, 2002 and April 1, 2002, (d) a $30,000 principal payment on May 1, 2002, and (e) the balance on May 31, 2002. In connection with this six-month note, we have provided the bank with a first priority lien on our promissory note from Serif Inc. Pursuant to an Intercreditor Agreement, dated November 20, 2001, SpaceLogix, Inc., Kaufman & Moomjian, LLC and Vincent DiSpigno and David N. Salav, who also hold a security interest in the Serif note, agreed to subordinate their security interests to that of JPMorgan Chase. Additionally, our SPC subsidiary has guaranteed the note issued by PWR to JPMorgan Chase Bank and granted a first priority lien on its assets.

          Merger Agreement
          ----------------

         On November 19, 2001, we entered into a definitive agreement to acquire SpaceLogix, Inc., a New York, New York-based privately held company specializing in co-location, hosting and network management solutions. In connection with the execution of such agreement, SpaceLogix has advanced to us the final $200,000 installment of the bridge loan that they agreed to extend to us.

         The acquisition agreement, an Agreement and Plan of Merger, dated November 19, 2001, contemplates that in consideration of the acquisition, we will issue to the SpaceLogix shareholders, optionholders and warrantholders 1,950,000 shares of our common stock, and warrants and options to purchase approximately 625,000 shares of our common stock at an exercise price equal to 110% of the average per share closing price for the five trading days prior to the date such warrants or options are issued. 750,000 of these shares will be placed in escrow, some of which will be released upon the successful completion, after the consummation of the SpaceLogix acquisition, of a private placement of our common stock to accredited investors that raises at least $1,000,000 of net proceeds to us. The securities sold in the contemplated private placement will not be registered under the Securities Act of 1933 and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration statement requirements of the Securities Act. We also agreed to issue under our stock option plans stock options to purchase at least 400,000 shares of our common stock to our key officers and directors, subject to approval by the current management of SpaceLogix.

          All of the shares of our common stock that may be issued in connection with our acquisition of SpaceLogix will be issued in reliance upon an exemption from registration under the Securities Act of 1933. As a result, these shares will be subject to restrictions on transfer under the applicable provisions of the Securities Act of 1933. In accordance with the acquisition agreement, at the closing, we will enter into a registration rights agreement in which we will agree, subject to certain conditions, to use our best efforts to register for resale 1,127,500 shares of our common stock issued to certain former SpaceLogix stockholders.

          Closing of the acquisition is subject to (a) SpaceLogix having net tangible assets (exclusive of the $650,000 bridge loan we owe to SpaceLogix) of not less than $50,000, (b) our entering into an employment agreement with Paul Block, a consultant to SpaceLogix, (c) the approval of our stockholders and (d) other customary conditions to closing of the type normally found in similar acquisition agreements.

          Vincent DiSpigno, our president, David N. Salav, our vice president and chief information officer, and Neil M. Kaufman, our chairman of the board and a member of Kaufman & Moomjian, LLC, our corporate counsel, have agreed to vote the shares of our common stock owned by them in favor of the issuance of the shares of common stock to be issued in connection with the merger, including shares of common stock underlying options and warrants.

          The description of the merger and all related transactions is qualified in its entirety by the more complete information contained in the Agreement and Plan of Merger filed as an exhibit to this Current Report on Form 8-K.

          Vizy Interactive - New York
          ---------------------------

          In November 2001, we reduced our Vizy Interactive - New York expenses by terminating eight employees and moving toward an outsourcing model for fulfilling our website development services. We also expect to relocate the offices of Vizy Interactive - New York to combine them with SpaceLogix. These actions are expected to substantially eliminate any operating losses incurred by the Vizy Interactive - New York business.

          Options
          -------

          On November 19, 2001, we granted options to purchase 220,000 shares of our common stock to Neil M. Kaufman, our chairman of the board and a member of Kaufman & Moomjian, LLC, our corporate counsel, in recognition of his contributions to our company, including his serving as our chairman of the board without compensation. We also granted options to purchase 100,000 shares to each of Vincent DiSpigno, our president, and David N. Salav, our vice president and chief information officer.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION

         Not applicable.

(c)      EXHIBITS

         The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit
Number    Description
-------   -----------

10.1 Promissory Note, dated November 20, 2001, in the aggregate principal amount of $1,214,171.88 issued by PWR Systems, Inc. in favor of JPMorgan Chase Bank.
10.2 Assignment, dated November 20, 2001, of Vizacom Inc. in favor of JPMorgan Chase Bank.
10.3 Guaranty, dated November 20, 2001, by Software Publishing Corporation in favor of JPMorgan Chase Bank.
10.4 Security Agreement, dated November 20, 2001, by Software Publishing Corporation in favor of JPMorgan Chase Bank.
10.5 Intercreditor Agreement, dated November 20, 2001, by and among SpaceLogix, Inc., Kaufman & Moomjian, LLC, David N. Salav and Vincent DiSpigno.
10.6 Agreement and Plan of Merger, dated November 19, 2001, by and among Vizacom Inc., Spacelogix, Inc. and SpaceLogix Acquisition Corp.
10.7 Voting Agreement, dated November 19, 2001, by and among Vizacom Inc., David N. Salav, Vincent DiSpigno, and Neil M. Kaufman.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    November 20, 2001

                                                      VIZACOM INC.



                                        By:       /s/ Alan W. Schoenbart
                                             -----------------------------------
                                                  Alan W. Schoenbart
                                              Vice President - Finance and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------

10.1 Promissory Note, dated November 20, 2001, in the aggregate principal amount of $1,214,171.88 issued by PWR Systems, Inc. in favor of JPMorgan Chase Bank.
10.2 Assignment, dated November 20, 2001, of Vizacom Inc. in favor of JPMorgan Chase Bank.
10.3 Guaranty, dated November 20, 2001, by Software Publishing Corporation in favor of JPMorgan Chase Bank.
10.4 Security Agreement, dated November 20, 2001, by Software Publishing Corporation in favor of JPMorgan Chase Bank.
10.5 Intercreditor Agreement, dated November 20, 2001, by and among SpaceLogix, Inc., Kaufman & Moomjian, LLC, David N. Salav and Vincent DiSpigno.
10.6 Agreement and Plan of Merger, dated November 19, 2001, by and among Vizacom Inc., Spacelogix, Inc. and SpaceLogix Acquisition Corp.
10.7 Voting Agreement, dated November 19, 2001, by and among Vizacom Inc., David N. Salav, Vincent DiSpigno, and Neil M. Kaufman.